SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

January 24, 2007
Date of report (Date of earliest event reported)

GANDER MOUNTAIN COMPANY
(Exact Name of Registrant as Specified in its Charter)

Minnesota	0-50659	41-1990949
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

180 East Fifth Street, Suite 1300 Saint Paul, Minnesota		55101
(Address of Principal Executive Offices)		(Zip Code)

(651) 325-4300
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                                        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 24, 2007, our board of directors appointed Dennis M. Lindahl as Executive Vice President, Strategy and Business Development and Robert J. Vold as Senior Vice President, Chief Financial Officer and Treasurer.  A press release announcing these appointments is included as Exhibit 99 to this current report on Form 8-K and is incorporated herein by reference.

On January 24, 2007, we also entered into an amendment to Mr. Lindahl’s employment agreement that allows Mr. Lindahl to receive the severance payments described in his employment agreement if he voluntarily terminates his employment within 180 days from the date of his appointment as our Executive Vice President, Strategy and Business Development.  This description of the amendment to Mr. Lindahl’s employment agreement is only a summary and is qualified in its entirety by the full text of the amendment, which is included as Exhibit 10.1 to this current report on Form 8-K and is incorporated herein by reference.

Since October 2005, Mr. Vold has served as our Vice President, Finance. Prior to joining our company, Mr. Vold served as the Vice President-Finance of the Voice Services Division of Black Box Network Services from January 2005 to October 2005.  From February 2004 to January 2005, Mr. Vold served as the Senior Vice President and Chief Financial Officer of Norstan, Inc. and from June 2001 to February 2004, he served as Vice President and Controller with Norstan, Inc.

In connection with his appointment as our Senior Vice President, Chief Financial Officer and Treasurer, we entered into an employment agreement with Mr. Vold in the form of employment agreement currently used for our Senior Vice Presidents.  The form of employment agreement for our Senior Vice Presidents was filed as Exhibit 10.3 to our Form 8-K (File No. 0-50659) filed with the Commission on March 7, 2006 and is incorporated herein by reference.

Item 9.01.                                          Financial Statements and Exhibits

(d)                                 Exhibits

10.1                           Amendment to Employment Agreement between the Registrant and Dennis M. Lindahl dated January 24, 2007

10.2                           Form of Employment Agreement for the Registrant’s Senior Vice Presidents (Incorporated by reference to Exhibit 10.3 to the Registrant’s Current Report on Form 8-K (File No. 0-50659), filed with the Commission on March 7, 2006)

99                                    Press Release dated January 24, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GANDER MOUNTAIN COMPANY

Date: January 24, 2007	/s/	Eric R. Jacobsen
Eric R. Jacobsen
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

No.	Description	Manner of Filing

10.1	Amendment to Employment Agreement between the Registrant and Dennis M. Lindahl dated January 24, 2007	Filed Electronically
10.2	Form of Employment Agreement for the Registrant’s Senior Vice Presidents	Incorporated by Reference
99	Press Release dated November 15, 2006	Filed Electronically